                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /   Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Under Section 240.14a-12

                                FAIRMARKET, INC.
          ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
     2. Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------
     4. Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------------
     5. Total fee paid:
        -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:
        -----------------------------------------------------------------------
     2. Form, Schedule or Registration Statement No.:
        -----------------------------------------------------------------------
     3. Filing Party:
        -----------------------------------------------------------------------
     4. Date Filed:
        -----------------------------------------------------------------------

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                                FAIRMARKET, INC.
                             500 UNICORN PARK DRIVE
                           WOBURN, MASSACHUSETTS 01801

                          SUPPLEMENT TO PROXY STATEMENT

                                                                   May 16, 2001

Dear Stockholder:

         You should have received your Proxy Statement dated April 9, 2001 regarding the 2001 Annual Meeting of Stockholders of FairMarket, Inc. ("FairMarket") to be held on Wednesday, May 23, 2001 at 10:00 a.m., local time, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts. As stated in the Proxy Statement, only stockholders of record at the close of business on March 29, 2001 are entitled to vote at the meeting.

         This Supplement to the Proxy Statement is to advise you of recent developments involving FairMarket since the date of the Proxy Statement, including that (1) the nominee for election as a Class I director is no longer a nominee for election as a director, (2) our Board of Directors has appointed an existing director to fill the recent vacancy in Class I and has nominated such director for election as the sole Class I Director at the Annual Meeting, (3) our Board of Directors has elected an interim President and (4) our Board of Directors has reduced the size of the Board to three directors from five in accordance with our By-laws.

         This Supplement and the accompanying updated proxy card are being mailed on or about May 16, 2001 to holders of record of our common stock as of the record date for the meeting, March 29, 2001.

                               RECENT DEVELOPMENTS

         The Proxy Statement and the proxy card included in the package sent to you on April 9, 2001 named Eileen Rudden as a nominee for election as a Class I Director. On May 14, 2001, Ms. Rudden resigned from all of her positions with FairMarket, including as President and Chief Executive Officer and as a director and, accordingly, she is no longer standing for election as a director at the Annual Meeting.

         Our Board of Directors has reclassified Nanda Krish as a Class I Director from a Class III Director and has nominated Mr. Krish for election as the sole Class I Director at the Annual Meeting. Information with respect to Mr. Krish, who is also a member of the Audit Committee, the Compensation Committee and the Nominating Committee of the Board, is set forth on page 4 of the Proxy Statement under the heading "Incumbent Class III Directors - Term Expires 2003."

         Our Board of Directors has appointed FairMarket's current Chief Financial Officer and Treasurer, Janet Smith, as interim President of FairMarket. Ms. Smith has been the Chief Financial Officer and Treasurer of FairMarket since January 2001. FairMarket plans to initiate a search for a new Chief Executive Officer.

         In addition, on May 14, 2001 we announced that Richard Pallan has resigned from the Board of Directors. The director position from which Mr. Pallan resigned is not in the class of director seats that is the subject of the election to be held at the Annual Meeting.

         As a result of the actions described above, our Board of Directors now consists of three members, Nanda Krish (the sole Class I Director), Rory Cowan (the sole Class II Director) and Scott Randall (the sole Class III Director).

                                     VOTING

         The Proxy Statement states on page 3, under the heading "Proposal to Elect a Class I Director," that if any person nominated by the Board of Directors is unable to accept election, proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. ACCORDINGLY, ALL PROXIES RECEIVED AND VOTED IN FAVOR OF EILEEN RUDDEN AND NOT REVOKED PRIOR TO THE ANNUAL MEETING WILL BE VOTED "FOR" THE ELECTION OF NANDA KRISH.

         IF YOU HAVE PREVIOUSLY VOTED AND DO NOT WANT TO CHANGE YOUR VOTE. You are not required to take any action. If your proxy card indicated a vote in favor of Ms. Rudden, your shares of common stock will be voted in favor of Mr. Krish. If your proxy card "withheld" your vote from the election of Ms. Rudden, your shares of common stock will be withheld from the election of Mr. Krish.

         IF YOU HAVE PREVIOUSLY VOTED AND WANT TO CHANGE YOUR VOTE OR IF YOU HAVE NOT YET VOTED. You should mark, sign, date and return the accompanying updated version of the proxy card in the enclosed postage-paid envelope. If you have previously submitted a proxy card, a timely submitted updated proxy card will revoke your previously submitted proxy card and will be voted in accordance with your new instructions. If you have not previously submitted a proxy card, a timely submitted updated proxy card will be voted in accordance with your instructions. Please carefully read the Proxy Statement, this Supplement and the instructions on the accompanying updated proxy card before submitting your new proxy card.

         ALL STOCKHOLDERS WHO HAVE NOT YET VOTED OR WANT TO CHANGE THEIR VOTE ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING UPDATED PROXY CARD IN THE ENCLOSED ENVELOPE, OR VOTE BY PROXY OVER THE INTERNET OR BY TELEPHONE. IN ORDER FOR THE UPDATED PROXY CARD TO BE EFFECTIVE, IT MUST BE RECEIVED PRIOR TO 10:00 A.M. (EST) ON WEDNESDAY, MAY 23, 2001. THE DEADLINE FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET IS 11:59 P.M. (EST), TUESDAY, MAY 22, 2001. YOUR PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AND VOTE IN PERSON (AS DESCRIBED ON PAGE 2 OF THE PROXY STATEMENT UNDER THE SUBHEADING "VOTING IN PERSON"), OR IF YOU REVOKE YOUR PROXY BY A LATER DATED TIMELY SUBMITTED PROXY.

         For further information relating to the Annual Meeting, please refer to the Proxy Statement.

Dear Stockholder:

Please take note of the important information enclosed with this proxy statement supplement.

Your vote is important and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy in the enclosed postage-paid envelope.

Alternatively, you can vote by proxy over the Internet or by telephone. See the reverse side for instructions. FairMarket, Inc. is a corporation organized under the laws of the State of Delaware. The Delaware General Corporation Law authorizes the granting of proxies over the Internet or by telephone. Accordingly, proxies granted over the Internet or by telephone, in accordance with the procedures set forth on this proxy card, will be valid under Delaware law.

Sincerely,

FairMarket, Inc.

                                   DETACH HERE


                                      PROXY

                                FAIRMARKET, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 23, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of FairMarket, Inc. acknowledges receipt of a copy of FairMarket's 2001 Annual Report to Shareholders, Annual Report on Form 10-K for the year ended December 31, 2000, Notice of Annual Meeting and Proxy Statement dated April 9, 2001 and Supplement to Proxy Statement dated May 16, 2001, and, revoking any proxy heretofore given, hereby appoints Lisa M. McGrath, James E. O'Neill and Janet Smith, and each of them, with full power of substitution to each, as proxies for the undersigned, and hereby authorizes each of them to vote all the shares of Common Stock of FairMarket, Inc. held of record by the undersigned on March 29, 2001 at the Annual Meeting of Stockholders of FairMarket, Inc. to be held at 10:00 a.m., local time, on May 23, 2001, at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, and any adjournments or postponements thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned as if personally present at the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE NOMINEE FOR CLASS I DIRECTOR NAMED IN THE PROXY STATEMENT SUPPLEMENT.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

                         VOTING BY TELEPHONE OR INTERNET

You may vote by telephone or Internet at your convenience 7 days/week, 24 hours/day. Your telephone or Internet vote authorizes Lisa M. McGrath, James E. O'Neill and Janet Smith, and each of them, with full power of substitution, as proxies, to vote your shares in the same manner as if you had marked, signed and returned the proxy card.

         THE DEADLINE FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET IS 11:59 P.M. (EST) MAY 22, 2001

To vote your shares through the Internet or by telephone, you will need the control number printed in the box below, just below the perforation.

TO VOTE BY TELEPHONE:

     1.  CALL TOLL FREE ON A TOUCH TONE TELEPHONE:
         1-877-PRX-VOTE (1-877-779-8683)
     2.  When prompted, enter the control number.
     3. Have your proxy card ready, then follow the prerecorded instructions when prompted.
     4.  Your vote will be confirmed and cast as you directed.

TO VOTE BY INTERNET:

     1.  GO TO THE WEB SITE ADDRESS: http://www.eproxyvote.com/faim
     2.  When prompted, enter the control number.
     3. Have your proxy card ready and follow the instructions on your screen when prompted.
     4.  Your vote will be confirmed and cast as you directed.

If you choose to vote your shares through the Internet or by telephone, please do not mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

                                  DETACH HERE

     PLEASE MARK
/X/  VOTES AS IN
     THIS EXAMPLE

1.  Election of Class I Director.
                                          In their discretion, the proxies are authorized to vote upon any other
    NOMINEE:  (01) Nanda Krish            business that may properly come before the meeting.

/ /  FOR   / / WITHHELD

                                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  / /

                                          Please sign exactly as your name
                                          appears hereon. Joint owners should
                                          each sign. Executors, administrators,
                                          trustees, guardians or other
                                          fiduciaries should give full title as
                                          such. If signing for a corporation,
                                          please sign in full corporate name by
                                          a duly authorized officer.

SIGNATURE:                        DATE:                     SIGNATURE:                          DATE
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